UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) November 9, 2006
                                                         ----------------


                               ESCALA GROUP, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     1-11988                  22-2365834
           --------                     -------                  ----------
(State or other jurisdiction of       (Commission             (I.R.S. employer
 incorporation or organization)       file number)           identification no.)

                                623 Fifth Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (212) 421-9400
                                 --------------
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

               On November 9, 2006, the Company received a Staff Determination notice from the Nasdaq Stock Market stating that, as a result of its failure to file its report on Form 10-Q for the quarter ended September 30, 2006, the Company is not in compliance with Nasdaq's Marketplace Rule 4310 (c)(14). The notice further stated this delinquency serves as an additional basis for delisting the Company's securities from The Nasdaq Stock Market.

               As previously reported, the Company received a Staff Determination notice on September 29, 2006 from the Nasdaq Stock Market stating that, as a result of its failure to file its annual report on Form 10-K for the fiscal year ended June 30, 2006, the Company is not in compliance with Nasdaq's Marketplace Rule 4310 (c)(14) and, as a result, its securities are subject to delisting from The Nasdaq Stock Market.

               Escala requested and was subsequently granted a hearing before the Nasdaq Listing Qualifications Panel to present its request for an extension of time to remain listed on the Nasdaq Stock Market while the Company finalizes its financial results for fiscal 2006 and for the first quarter of fiscal 2007. Pending a decision by the Nasdaq Listing Qualifications Panel, the Company's securities will remain listed on the Nasdaq Stock Market. There can be no assurance that the Panel will grant the Company's request for an extension or, if an extension is granted by the Panel, that the Company will be able to file its requisite reports by such date.

               The Company issued a press release relating to the Nasdaq Staff Determination notice. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits

               (d) Exhibits. The following exhibit is attached hereto and this list is intended to constitute the exhibit index.

                     99.1       Press release, dated November 15, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 15, 2006


                                        ESCALA GROUP INC.



                                        By: /s/ Matthew Walsh
                                            ------------------------------------
                                            Name:  Matthew Walsh
                                            Title: Chief Financial Officer and
                                                   Executive Vice President